OTHER COMMITMENTS	12 Months Ended
Dec. 31, 2021
OTHER COMMITMENTS
OTHER COMMITMENTS

NOTE 7 – OTHER COMMITMENTS

We have purchase obligations for inventory and production costs, as well as other obligations such as capital expenditures, service contracts, marketing, and development agreements. Arrangements are considered purchase obligations if a contract specifies all significant terms, including fixed or minimum quantities to be purchased, a pricing structure and approximate timing of the transaction. Most arrangements are cancelable without a significant penalty, and with short notice, typically less than 90 days. At December 31, 2021, the purchase commitments and other obligations totaled $1.8 million, of which all but $3,500 are expected to be paid over the next twelve months.